EXHIBIT 10.5


                  STOCK PLEDGE AND COLLATERAL AGENCY AGREEMENT

     THE STOCK PLEDGE AGREEMENT dated as of March 1, 1996 (the "Pledge Agreement") among The Loan Pro$, Inc., a South Carolina corporation, and Premier Financial Services, Inc., a South Carolina corporation (together, the "Pledgors"), as owners of all of the outstanding capital stock in Emergent Auto Holdings Corp., a Delaware corporation (the "Subsidiary"), the Subsidiary, Emergent Group, Inc., a South Carolina corporation, Financial Security Assurance Inc., a New York stock insurance company ("Financial Security") and Bankers
Trust Company, a New York banking corporation, as collateral agent (the "Collateral Agent") on behalf of Financial Security.

     The  Pledgors,   the  Subsidiary  and  Emergent  Group,   Inc.  are  herein
collectively referred to as "Emergent".

                             INTRODUCTORY STATEMENTS

     The Pledgors are the joint shareholders of the Subsidiary (the "Pledged Entity"). Each Pledgor will sell certain automobile receivables to the
Subsidiary. The Subsidiary intends to enter into the Unaffiliated Seller's Agreement for the purpose of selling the automobile receivables to Prudential Securities Secured Financing Corporation (the "Depositor"). The Depositor will enter into the Pooling and Servicing Agreement for the purpose of issuing the Class A Certificates. The timely distribution of principal and interest payable with respect to the Class A Certificates will be guaranteed by Financial Security under a policy of insurance (the "Policy") issued pursuant to the Insurance Agreement (defined below). In addition, Financial Security may issue additional policies (such policies together with the Policy, the "Policies") with respect to certain guaranteed distributions and guaranteed payments on the corresponding additional series of certificates or notes (collectively, the "Series"). To secure the Insurer Obligations (as defined in the Spread Account Agreement referred to below) with respect to each Series, the Pledgors have agreed to pledge all of their interests as joint shareholders of the Subsidiary to the Collateral Agent on behalf of Financial Security, all such interests represented by the stock certificates listed on attached Schedule A (the "Pledged Shares").

     In consideration of the premises and of the agreements herein contained, the Pledgors, the Subsidiary, Emergent Group, Inc., Financial Security and the Collateral Agent agree as follows:






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     Section 1. Definitions. Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Insurance and Indemnity Agreement dated as of March 1, 1996 among Financial Security, the Depositor and Emergent (the "Insurance Agreement") and the Master Spread Account Agreement dated as of March 1, 1996 among the Subsidiary, the Pledgors, Emergent Group, Inc., Financial Security and the Spread Account Trustee.

     Section 2. Security Interest. As security for the full and complete performance of all the Insurer Obligations with respect to each Series (the "Obligations"), the Pledgors hereby deliver, pledge and assign to the Collateral Agent on behalf of Financial Security, and create in the Collateral Agent on behalf of Financial Security, a first priority security interest in all of the Pledgors' right, title and interest in and to the Pledged Shares together with all of the Pledgors' rights and privileges with respect thereto, all proceeds, income and profits thereof and all property received in exchange thereof or in substitution therefor (the "Collateral").

     Section 3. Stock Dividends, Options, or Other Adjustments. Until the occurrence of the last Insurer Termination Date with respect to any Series, the Pledgors shall deliver as Collateral to the Collateral Agent, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be, which absent default, may be retained by the Pledgors, subject to the provisions of Section 8 hereof. If any additional shares of capital stock, instruments, or other property, a security interest in which can only be perfected by possession by the Collateral Agent, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of the Pledgors, the Pledgors shall forthwith transfer and deliver such property to the Collateral Agent, as Collateral hereunder.

     Section 4. Delivery of Share Certificates; Stock Powers. Simultaneously with the delivery of this Pledge Agreement, the Pledgors are delivering to the Collateral Agent all instruments and stock certificates representing the Collateral, together with stock powers duly executed in blank by the Pledgors. The Pledgors shall promptly deliver to the Collateral Agent, or cause the Company or any other entity issuing the Collateral to deliver directly to the Collateral Agent, share certificates or other instruments representing any Collateral acquired or received after the date of this Pledge Agreement with a stock or bond power duly executed by





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the Pledgors.  If at any time either the Collateral Agent or Financial  Security notifies the Pledgors that it requires additional stock powers endorsed in blank, the Pledgors shall promptly execute in blank and deliver the requested power to the requesting party.

     Section 5. Power of Attorney. The Pledgors hereby constitute and irrevocably appoint the Collateral Agent and Financial Security, or either one acting alone, with full power of substitution and revocation, as the Pledgors' true and lawful attorney-in-fact, with the power, after the occurrence of a Stock Pledge Event (as defined in Section 11 hereof), to the full extent permitted by law, to affix to any certificates and documents representing the Collateral, the stock or bond powers delivered with respect thereto, and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of the Subsidiary or other entity issuing such Collateral, to the name of the Collateral Agent or Financial Security or any of their respective nominees, and thereafter to exercise with respect to such Collateral, all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect Financial Security's interest in the Collateral and shall not impose any duty upon the Collateral Agent or Financial Security to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the occurrence of the last Insurer Termination Date with respect to any Series.

     Section 6. Inducing Representations of the Pledgors. The Pledgors represent and warrant to Financial Security that:

          (a) The Pledged Shares are validly issued, fully paid for and non-assessable.

          (b) The Pledged Shares represent all of the issued and outstanding capital stock of the Subsidiary.

          (c) The Pledgors are the joint legal and beneficial owners of, and have good and marketable title to, the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Pledge Agreement, and the Pledgors have the unqualified right and authority to execute and perform this Pledge Agreement.

          (d) Except for the Transaction Documents, no options, warrants or other agreements with respect to the Collateral are outstanding.






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          (e) Any consent, approval or authorization of or designation or filing with any authority on the part of the Pledgors which is required in connection with the pledge and security interest granted under this Pledge Agreement has been effected.

          (f) None of the execution and delivery of this Pledge Agreement by the Pledgors, the consummation of the transaction contemplated hereby or the satisfaction of the terms and conditions of this Pledge Agreement:

               (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of the Pledgors or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Pledgors or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Pledgors;

               (ii) conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by the Pledgors under, or a breach of or contravenes any provision of, the Transaction Documents related to any Series, any loan agreement, mortgage, indenture or other agreement or instrument to which the Pledgors or any of their Subsidiaries is a party or by which they or any of their properties is or may be bound or affected; or

               (iii) results in or requires the creation of any Lien upon or in respect of any of the Pledgors's assets except the Lien created by this Pledge Agreement.

          (g) Upon the Pledgors' delivery of the Pledged Shares to the Collateral Agent, the Collateral Agent, on behalf of Financial Security, will have a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgors and against all Persons purporting to purchase any of the Collateral from the Pledgors.

     Section 7. Obligations of the Pledgors. The Pledgors further represent, warrant and covenant to Financial Security and the Collateral Agent that:

          (a) The Pledgors will not sell, transfer or convey any interest in, or suffer or permit any Lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Pledge Agreement) during the term of this Pledge Agreement.






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          (b) The Pledgors will, at their own expense, at any time and from time to time at the request of the Collateral Agent or Financial Security, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by the Collateral Agent or Financial Security to preserve, establish, demonstrate or enforce the Collateral Agent's rights, interests and remedies as created by, provided in, or emanating from the Pledge Agreement.

          (c) The Pledgors will not take any action which would cause the Subsidiary to issue any other capital stock, without the prior written consent of Financial Security so long as no Insurer Default has occurred and is continuing. Any such issuance shall be subject to this Pledge Agreement.

          (d) The Pledgors will not consent to any amendment of the Subsidiary's certificate of incorporation without the prior written consent of Financial Security so long as no Insurer Default has occurred and is continuing.

     Section 8. Dividends. Pledgors agree that they shall not cause the Subsidiary to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Subsidiary or Pledgors under any Transaction Document with respect to any Series is then due and owing but unpaid.

     Section 9. Voting Proxy. The Pledgors hereby grant to the Collateral Agent on behalf of Financial Security an irrevocable proxy to vote the Pledged Shares with respect to the matters contained in Articles Seventh, Ninth and Eleventh of the Subsidiary's certificate of incorporation, which proxy shall continue, so long as no Insurer Default has occurred and is continuing, until the occurrence of the last Insurer Termination Date with respect to any Series. The Pledgors represent and warrant that they have directed the Subsidiary, in accordance with the Delaware General Corporation Law, to reflect the Collateral Agent's right to vote the Collateral, on behalf of Financial Security, on the Subsidiary's books. Upon the request of the Collateral Agent or Financial Security, the Pledgors shall deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Collateral Agent or Financial Security may request. The Collateral Agent shall exercise all such rights to vote the Collateral granted hereunder in accordance with the written directions given by Financial Security.






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

     Section 10. Rights of the Collateral Agent and Financial Security. At any time and without notice, Financial Security, so long as no Insurer Default with respect to any Series has occurred and is continuing, may, upon providing the Collateral Agent with the full amount necessary to carry out such direction, direct the Collateral Agent in writing to discharge any tax, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Collateral Agent and Financial Security (including attorneys' fees and disbursements) in connection therewith, shall, at the option of the Collateral Agent or Financial Security, as appropriate, be reimbursed by the Pledgors on demand, with interest thereon from the date paid at the Late Payment Rate. The Collateral Agent shall have no duty or obligation to follow any direction provided in this Section 10, unless Financial Security has provided the Collateral Agent with the full amount necessary to carry out such direction, including all fees and expenses required by and indemnification reasonably satisfactory to the Collateral Agent, which shall be at the expense of the Pledgors.

     Section 11. Remedies Upon Event of Default.

     (a) Upon the occurrence of an "Event of Default" under and as defined in the Insurance Agreement relating to any Series currently outstanding or issued hereafter, which "Event of Default" is not defined as a "Portfolio Performance Event of Default" in such Insurance Agreement (a "Stock Pledge Event"), Financial Security, so long as no Insurer Default with respect to any Series has occurred and is continuing, may directly or through the Collateral Agent, without notice to the Pledgors,

          (i) cause the Collateral to be transferred to the Collateral Agent's name or Financial Security's name or in the name of nominees of either and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

          (ii)  collect  by  legal   proceedings  or  otherwise  all  dividends,
     interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold all such sums as part of the Collateral, or apply such sums to the payment of the Obligations in such manner and order as Financial Security may decide, in its sole discretion;

          (iii)  enter  into  any  extension,   subordination,   reorganization,
     deposit, merger, or consolidation agreement, or any other agreement relating





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     to or affecting  the  Collateral,  and in connection  therewith  deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

     (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Financial Security shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgors or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith, or direct the Collateral Agent to proceed forthwith, to collect, receive, appropriate and realize upon the Collateral, or any party thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of Section 5 of the Securities Act of 1933, as amended (the
"Securities Act") and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Financial Security, in its sole and absolute discretion deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to the Pledgors, postage prepaid, at least ten (10) days before any such deposition at the address indicated by the Pledgors's signature. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of Financial Security to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgors, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by the Pledgors.

     (c) Financial Security, in its sole discretion, may elect to obtain or cause the Collateral Agent to obtain the advice of any independent nationally known investment banking firm, which is a member firm of the New York Stock Exchange, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of





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cash  and/or  credit  terms,  or any  other  details  concerning  such  sale  or disposition; costs and expenses of obtaining such advice shall be for the account of Financial Security. Financial Security, in its sole discretion, may elect to sell or cause the Collateral Agent to sell, the Collateral on any credit terms which it deems reasonable, the out-of-pocket costs and expenses of such sale shall be for the account of Financial Security. The sale of any of the Collateral on credit terms shall not relieve the Pledgors of their liability with respect to the Obligations. All payments received by the Collateral Agent, if any, and Financial Security in respect of any sale of the Collateral shall be applied to the Obligations as and when such payments are received. The Pledgors shall have no obligation to register the Pledged Shares under the Securities Act of 1933 or any state securities laws.

     (d) The Pledgors recognize that it may not be feasible to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. The Pledgors agree that private sales may be at prices and other terms less favorable to the seller than if the Collateral were sold at public sale, and that neither the Collateral Agent nor Financial Security has any obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act, provided that any private sale or sales shall not be made in a commercially unreasonable manner.

     (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, the Pledgors will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use their best efforts to secure the same.

     (f) Upon any sale or other disposition, the Collateral Agent acting at the written direction of Financial Security or Financial Security shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Financial Security) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgors. The Pledgors specifically waive, to the extent permitted by applicable law, all rights of redemption, stay or





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appraisal  which it may have under any rule of law or statute  now  existing  or hereafter adopted.

     (g) Neither the Collateral Agent nor Financial Security shall be obligated to make any sale or other disposition of the Collateral, unless the terms thereof shall be satisfactory to Financial Security. The Collateral Agent or Financial Security may, without notice or publication, adjourn any private or public sale, and, upon ten (10) days prior notice to the Pledgors, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or future delivery, the Collateral so sold may be retained by the Collateral Agent or Financial Security until the selling price is paid by the purchaser thereof, but neither the Collateral Agent nor Financial Security shall incur any liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

     (h) All of the rights and  remedies  granted  to the  Collateral  Agent and
Financial Security, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Financial Security may deem expedient.

     Section 12. Limitation on Liability.

     (a) Neither the Collateral Agent nor Financial Security, nor any of their respective directors, officers or employees, shall be liable to Emergent for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent and Financial Security shall each be liable for its own negligence, bad faith or willful misconduct.

     (b) The Collateral Agent shall incur no liability to Financial Security except for the Collateral Agent's gross negligence or willful misconduct in carrying out its duties hereunder.

     (c) The Collateral Agent shall be protected and shall incur no liability to any party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document the Collateral Agent reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge by a Responsible Officer (as defined in the Pooling and Servicing Agreement dated as of March 1, 1996 between the Depositor, Emergent Group, Inc., as Servicer and the Collateral Agent, as Trustee) of the Collateral Agent to the contrary) the Collateral Agent shall not be required to make any independent





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investigation  with respect thereto.  The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

     (d) The Collateral Agent may consult with counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel, financial advisors or accountants.

     (e) The Collateral Agent shall not be under any obligation to exercise any of the rights, powers or duties vested in it by this Pledge Agreement unless it shall have received security or indemnity satisfactory to the Collateral Agent against the costs, expenses (including reasonable legal fees and expenses) and liabilities which it might incur.

     (f) The Collateral Agent shall not be liable for any loss on the sale of the Collateral.

     Section 13. Performance of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Pledge Agreement and the Spread Account Agreement, subject to the provisions of this Pledge Agreement and the Spread Account Agreement, or as directed in writing by Financial Security in accordance with this Pledge Agreement or the Spread Account Agreement.

     Section 14. Appointment and Powers. Subject to the terms and conditions hereof, Financial Security appoints Bankers Trust Company as its Collateral Agent and Bankers Trust Company accepts such appointment and agrees to act as Collateral Agent on behalf of Financial Security to maintain custody and possession of the Collateral and to perform the other duties of the Collateral Agent in accordance with the provisions of this Pledge Agreement. The Collateral Agent shall, subject to the other terms and provisions of this Pledge Agreement, only act upon and in compliance with Financial Security's written instructions delivered pursuant to this Pledge Agreement in a timely fashion following receipt of such written instructions. Receipt of written instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, unless this Pledge Agreement provides that the Collateral Agent is permitted to act only following receipt of such instructions.

     Section 15. Successor Collateral Agent.

     (a) Merger. Any Person into which the Collateral Agent may be converted or merged, or with which it





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may be consolidated,  or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (b) Resignation. The Collateral Agent and any successor Collateral Agent may resign only (i) with the prior written consent of Financial Security (which consent will not be unreasonably withheld) or (ii) if the Collateral Agent is unable to perform its duties hereunder as a matter of law as evidenced by an opinion of counsel acceptable to Financial Security. Upon the occurrence of (i) or (ii) above, the Collateral Agent shall give notice of its resignation by registered or certified mail to the Pledgors (with a copy to Financial Security). Any resignation by the Collateral Agent shall take effect only upon the date which is the later of (x) the effective date of the appointment by Financial Security of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and (y) the date on which the Collateral is delivered to the successor Collateral Agent. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered (as described above) no successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to the subsection (d) below, the resigning Collateral Agent may petition a court of competent jurisdiction for the appointment of a successor. The Collateral Agent shall not be liable for the acts or omissions of any successor collateral agent.

     (c) Removal. The Collateral Agent may be removed by Financial Security at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the later to occur of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof and (ii) the date on which the Collateral is delivered to the successor Collateral Agent. In the event of any removal of the Collateral Agent, the Pledgors shall pay the Collateral Agent all of its fees, expenses and indemnities then due and owing in accordance with
Section 19 hereof.

     (d) Appointment of and Acceptance by Successor.

          (i) Financial Security shall have the sole right to appoint each successor Collateral Agent. Every successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, to Financial Security and to the Pledgors an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of Financial Security, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder.

          (ii) Every predecessor Collateral Agent shall assign, transfer and deliver all Collateral held by it as Collateral Agent hereunder to its successor as Collateral Agent.

          (iii) Should any instrument in writing from the Pledgors or the Subsidiary be reasonably required by a successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Pledgors or the Subsidiary, as the case may be.

          (iv) The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protect and preserve and security interests granted hereunder.

     Section 16. Indemnification. Emergent and Financial Security, jointly and severally, shall indemnify the Collateral Agent, its directors, officers, employees, custodians, nominees and its authorized agents for, and hold the
Collateral Agent, its directors, officers, employees, nominees and its authorized agents harmless against, any loss, liability or expense (including the reasonable costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its directors, officers, employees, nominees or authorized agents. The obligation of Emergent under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

     Section 17. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to the Pledgors and to Financial Security as follows:

          (a) Due Organization. The Collateral Agent is a New York banking corporation, duly organized, validly existing and in good standing under the laws of New York and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) Corporate Power. The Collateral Agent has all requisite right, power and authority to execute and deliver this Pledge Agreement and the other Transaction Documents to which it is a party and to perform all of its duties as Collateral Agent hereunder and thereunder.

          (c) Due Authorization. The execution and delivery by the Collateral Agent of this Pledge Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Pledge Agreement and such other Transaction Documents.

          (d) Valid and Binding Agreements. The Collateral Agent has duly executed and delivered this Pledge Agreement and each other Transaction Document to which it is a party, and each of this Pledge Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be denied by the bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and
     (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 18. Termination. This Pledge Agreement shall continue in full force and effect until the date which is the last Insurer Termination Date with respect to any Series. Subject to any sale or other disposition by the Collateral Agent or Financial Security of the Collateral or any part thereof pursuant to and in accordance with this Pledge Agreement, the Collateral shall be returned to the Pledgors on the date which is the last Insurer Termination Date with respect to any Series upon written request.

     Section 19. Compensation and Reimbursement. Emergent, jointly and severally, agrees for the benefit of Financial Security and as part of the Insurer Obligations (a) to pay to the Collateral Agent, from time to time, reasonable and customary compensation for all services rendered by it hereunder; and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursement and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

     Section 20. Foreclosure Expenses of the Collateral Agent and Financial Security. All expenses (including reasonable fees and disbursements of counsel) incurred by the Collateral Agent or Financial Security permitted by this Agreement and in connection with any actual or attempted sale, exchange of or any enforcement, collection, compromise or settlement respecting, this Agreement or the Collateral, or any other action taken by Financial Security hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the
Obligations shall be deemed an Obligation for all purposes of this Pledge Agreement, and an Insurer Secured Obligation for all purposes of the Spread Account Agreement, and the Collateral Agent (with the consent of Financial Security) and Financial Security may apply the Collateral to payment of or reimbursement of itself for such liability.

     Section 21. Notices. Any notice or other communication given hereunder shall be in writing and shall be sent by registered mail, postage prepaid, or personally delivered or telecopied to the recipient as follows:

     (a)  To the Collateral Agent:

          Bankers Trust Company
          Four Albany Street
          New York, New York  10006
          Attn:  Corporate  Trust and Agency Group-
                  Structural Finance Team
               Confirmation: (212) 250-6439

     (b)  To Financial Security:

          Financial Security Assurance Inc.
          350 Park Avenue
          New York, New York  10022
          Attention:   Surveillance Department
          Confirmation:     (212) 826-0100
          Telecopy Nos.:    (212) 339-3518
                            (212) 339-3529

     (c)  To the Pledgors:

          The Loan Pro$, Inc.
          15 South Main Street, Suite 750
          Greenville, SC 29601

          Premier Financial Services, Inc.
          15 South Main Street, Suite 750
          Greenville, SC 29601

     Section 22. General Provisions.

     (a) The Collateral Agent on behalf of Financial Security and its successors and assigns shall have no obligation in respect of the Collateral, except as set forth in this Agreement and except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Pledge Agreement.

     (b) The failure of the Collateral Agent or Financial Security to exercise, or delay in exercising, any right, power or remedy hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or Financial Security of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

     (c) The representations, covenants and agreements of the Pledgors herein contained shall survive the date hereof.

     (d) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated orally. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

     (e) This Pledge Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

     (f) Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and
(ii) acknowledges that it has been induced to enter into this Agreement and the other Transaction Documents to which it is a party, by among other things, this waiver.

     (g) This Agreement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

     (h) Each Company comprising Emergent irrevocably submits to the nonexclusive jurisdiction of the United States District Court of the Southern District of New York, any court in the State of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Transaction Documents or the transaction contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. Each Company comprising Emergent irrevocably appoints and designates The Prentice-Hall Corporation System, Inc., whose address is 15 Columbus Circle, New York, New York 10023, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each Company comprising Emergent agrees that service of such process upon such Person shall constitute personal service of such process upon it. Nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings related to any of the Transaction Documents against each Company
comprising   Emergent  or  its   respective   property  in  the  courts  of  any
jurisdiction.

     (i) The Collateral Agent, by the execution hereof, acknowledges receipt of the Pledged Shares on behalf of Financial Security.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                                       BANKERS TRUST COMPANY
                                         as Collateral Agent


                                       By:/s/  Linda A. Rakolta
                                          ------------------------------
                                       Name:   Linda Rakolta
                                       Title:  Vice President

                                       FINANCIAL SECURITY ASSURANCE INC.


                                       By:/s/  Scott Gordon
                                          ------------------------------
                                       Name:   Scott Gordon
                                       Title:  Managing Director

                                       EMERGENT GROUP, INC.


                                       By:/s/  Kevin Mast
                                          ------------------------------
                                       Name:   Kevin J. Mast
                                       Title:  Treasurer


                                       THE LOAN PRO$, INC.


                                       By:/s/  Kevin Mast
                                          ------------------------------
                                       Name:   Kevin J. Mast
                                       Title:  CFO/Treasurer


                                       PREMIER FINANCIAL SERVICES, INC.


                                       By:/s/  Kevin Mast
                                          ------------------------------
                                       Name:   Kevin J. Mast
                                       Title:  CFO/Treasurer

                                       EMERGENT AUTO HOLDINGS CORP.


                                       By:/s/  Kevin Mast
                                          ------------------------------
                                        Name:   Kevin Mast
                                        Title:  Vice President/Treasurer

                      SCHEDULE A TO STOCK PLEDGE AGREEMENT

                                 PLEDGED SHARES


Certificate  No. 1, 50 Shares of the Common  Stock of Emergent
Auto Holdings Corp.

Certificate  No. 2, 50 Shares of the Common  Stock of Emergent
Auto Holdings Corp.